SCHEDULE 14A INFORMATION
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO. ___)

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]Preliminary Proxy Statement                 [ ]Confidential, for Use of the
[x]Definitive Proxy Statement                     Commission Only (as permitted
[ ]Definitive Additional Materials                by Rule 14a-6(e)(2))
[ ]Soliciting Material Under Rule 14a-12

                        FIRST FEDERAL BANCORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charger)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment  of Filing Fee (Check the appropriate box):
[x]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1.  Title of each class of securities to which transaction applies:

         -----------------------------------------------------------------------

      2. Aggregate number of securities to which transaction applies:

         -----------------------------------------------------------------------

      3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         -----------------------------------------------------------------------

      4. Proposed maximum aggregate value of transaction:

         -----------------------------------------------------------------------

      5. Total fee paid:

         -----------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials:_____________________________

[ ] Check box if any part of the fee is offset as provided  by Exchange  Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1. Amount Previously Paid:

         -----------------------------------------------------------------------

      2. Form, Schedule or Registration Statement No.:

         -----------------------------------------------------------------------

      3. Filing Party:

         -----------------------------------------------------------------------

      4. Date Filed:

         -----------------------------------------------------------------------

                                  [LETTERHEAD]






                                December 18, 2000




Dear Stockholder:

         We invite you to attend the annual meeting of stockholders of First Federal Bancorporation to be held at the main office of First Federal Bank, 214 5th Street, Bemidji, Minnesota on Tuesday, January 16, 2001 at 2:30 p.m.

         The accompanying notice and proxy statement describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Company's subsidiary, First Federal Bank. Directors and officers of the Company will be present to respond to any questions the stockholders may have.

         ON BEHALF OF THE BOARD OF DIRECTORS, WE URGE YOU TO SIGN, DATE AND RETURN THE ACCOMPANYING FORM OF PROXY AS SOON AS POSSIBLE EVEN IF YOU CURRENTLY PLAN TO ATTEND THE ANNUAL MEETING. Your vote is important, regardless of the number of shares you own. This will not prevent you from voting in person but will assure that your vote is counted if you are unable to attend the meeting.

                                   Sincerely,

                                   /s/ William R. Belford

                                   William R. Belford
                                   President

                          FIRST FEDERAL BANCORPORATION

                                 214 5TH STREET
                            BEMIDJI, MINNESOTA 56601
                                 (218) 751-5120
--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON JANUARY 16, 2001
--------------------------------------------------------------------------------

     NOTICE IS HEREBY GIVEN that the annual meeting of stockholders (the "Annual Meeting") of First Federal Bancorporation (the "Company") will be held at the main office of First Federal Bank, 214 5th Street, Bemidji, Minnesota on Tuesday, January 16, 2001 at 2:30 p.m.

     A Proxy Statement and form of proxy for the Annual Meeting accompany this notice.

     The Annual Meeting is for the purpose of considering and acting upon:

          1.   The election of two directors of the Company; and

          2. The transaction of such other matters as may properly come before the Annual Meeting or any adjournments thereof.

     The Board of Directors is not aware of any other business to come before the Annual Meeting.

     Any action may be taken on any one of the foregoing proposals at the Annual Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Annual Meeting may be adjourned. Stockholders of record at the close of business on December 1, 2000 are the stockholders entitled to vote at the Annual Meeting and any adjournments thereof.

     You are requested to fill in and sign the accompanying form of proxy which is solicited by the Board of Directors and to mail it promptly in the accompanying envelope. The proxy will not be used if you attend and vote at the Annual Meeting in person.

                                 BY ORDER OF THE BOARD OF DIRECTORS

                                 /s/ Karen Jacobson


                                 KAREN JACOBSON
                                 SECRETARY

Bemidji, Minnesota
December 18, 2000


--------------------------------------------------------------------------------
     IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. THE ACCOMPANYING FORM OF PROXY IS ACCOMPANIED BY A SELF-ADDRESSED ENVELOPE FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
                                       OF
                          FIRST FEDERAL BANCORPORATION
                                 214 5TH STREET
                            BEMIDJI, MINNESOTA 56619
--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                JANUARY 16, 2001
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                                     GENERAL
--------------------------------------------------------------------------------

         This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of First Federal Bancorporation (the "Company") to be used at the annual meeting of stockholders (the "Annual Meeting") which will be held at the main office of First Federal Bank (the "Bank"), 214 5th Street, Bemidji, Minnesota on Tuesday, January 16, 2001 at 2:30 p.m. This proxy statement and the accompanying notice and form of proxy are being first mailed to stockholders on or about December 18, 2000.


--------------------------------------------------------------------------------
                       VOTING AND REVOCABILITY OF PROXIES
--------------------------------------------------------------------------------

         Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by properly executed proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies may be revoked by written notice to Karen Jacobson, Secretary of the Company, at the address shown above, by filing a later dated proxy prior to a vote being taken on a particular proposal at the Annual Meeting or by attending the Annual Meeting and voting in person. The presence of a stockholder at the Annual Meeting will not revoke such stockholder's proxy.

         Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. WHERE NO INSTRUCTIONS ARE INDICATED, PROXIES WILL BE VOTED FOR THE NOMINEES FOR DIRECTORS SET FORTH BELOW AND IN FAVOR OF EACH OF THE OTHER PROPOSALS SET FORTH IN THIS PROXY STATEMENT FOR CONSIDERATION AT THE ANNUAL MEETING. The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve or for good cause will not serve, and matters incident to the conduct of the Annual Meeting. If any other business is presented at the Annual Meeting, proxies will be voted by those named therein in accordance with the determination of a majority of the Board of Directors. Proxies marked as abstentions will not be counted as votes cast. In addition, shares held in street name which have been designated by brokers on proxies as not voted will not be counted as votes cast. Proxies marked as abstentions or as broker non-votes, however, will be treated as shares present for purposes of determining whether a quorum is present.


--------------------------------------------------------------------------------
                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
                      AND SECURITY OWNERSHIP OF MANAGEMENT
--------------------------------------------------------------------------------

         The securities entitled to vote at the Annual Meeting consist of the Company's common stock, $.01 par value per share (the "Common Stock"). Stockholders of record as of the close of business on December 1, 2000 (the "Record Date") are entitled to one vote for each share of Common Stock then held. At the Record Date, the Company had 1,280,152 shares of Common Stock issued and outstanding (as adjusted to reflect all previous stock splits in the form of stock dividends paid by the Company). The presence, in person or by proxy, of at least a majority of the total number of shares of Common Stock outstanding and entitled to vote will be necessary to constitute a quorum at the Annual Meeting.

         Persons and groups beneficially owning in excess of 5% of the Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The following table sets forth, as of the Record Date, certain information as to the Common Stock believed by management to be beneficially owned by persons owning in excess of 5% of the Common Stock, by each of the Company's Directors and by all directors and executive officers of the Company as a group.

NAME AND ADDRESS                                      AMOUNT AND NATURE OF             PERCENT OF SHARES OF
OF BENEFICIAL OWNER                                 BENEFICIAL OWNERSHIP (1)         COMMON STOCK OUTSTANDING
-------------------                                 ------------------------         ------------------------
William R. Belford
214 5th Street
Bemidji, Minnesota  56601                                  183,223   (2)                      13.34%

Ralph T. Smith
214 5th Street
Bemidji, Minnesota  56601                                   97,740   (3)                       7.49%

Walter R. Fankhanel
214 5th Street
Bemidji, Minnesota  56601                                   98,086   (4)                       7.52%

James R. Sharp
214 5th Street
Bemidji, Minnesota  56601                                   68,737   (5)                       5.27%

Martin R. Sathre
214 5th Street
Bemidji, Minnesota  56601                                   64,452   (6)                       4.94%

Dean J. Thompson
214 5th Street
Bemidji, Minnesota  56601                                   60,372   (7)                       4.62%

First Federal Bancorporation
Employee Stock Ownership Plan ("ESOP")
214 5th Street
Bemidji, Minnesota  56601                                  150,199   (8)                      11.73%

First Federal Bancorporation
Stock Option and Incentive Plan Trust
214 5th Street
Bemidji, Minnesota 56601                                   238,529   (9)                      18.63%

All directors and executive
 officers as a group (10 persons)                          680,471   (10)                     44.07%

                                                                                      (footnotes on following page)


                                       2

(footnotes for table on previous page)

__________
(1) In accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of Common Stock if he or she has or shares voting or investment power with respect to such Common Stock or has a right to acquire beneficial ownership at any time within 60 days from the Record Date. As used herein, "voting power" is the power to vote or direct the voting of shares and "investment power" is the power to dispose or direct the disposition of shares. Except as otherwise noted, ownership is direct, and the named individuals and group exercise sole voting and investment power over the shares of the Common Stock. The beneficial ownership figures for Messrs. Smith, Fankhanel, Sharp and Sathre do not include shares held by the ESOP for which they act as trustee and as to which shares they disclaim beneficial ownership.
(2) Includes 93,517 shares which may be received pursuant to the exercise of stock options which are exercisable within 60 days of the Record Date, 17,263 shares of Common Stock held in the ESOP and allocated to Mr. Belford and 11,925 shares of Common Stock held for the benefit of Mr. Belford in the Employee's Retirement Plan. Also includes 13,940 shares held in the Grantor Trust, as to which Mr. Belford has shared voting power with the other Directors.
(3) Includes 2,250 shares held in family trusts, 23,562 shares owned by Mr. Smith's spouse, 24,704 shares pursuant to vested options exercisable within 60 days of the Record Date, and 14,175 shares held in Mr. Smith's IRA. Also includes 6,669 shares held in the Grantor Trust, as to which Mr. Smith has shared voting power with the other Directors.
(4) Includes 24,704 shares pursuant to vested options exercisable within 60 days of the Record Date, 12,673 shares owned by Mr. Fankhanel's spouse, and 16,335 shares held in Mr. Fankhanel's IRA account. Also includes 22,164 shares held in the Grantor Trust, as to which Mr. Fankhanel has shared voting power with the other Directors.
(5) Includes 24,704 shares pursuant to vested options exercisable within 60 days of the Record Date, 5,562 shares held in Mr. Sharp's IRA and 5,625 shares held by Mr. Sharp's spouse. Also includes 22,164 shares held in the Grantor Trust as to which Mr. Sharp has shared voting power with the other Directors.
(6) Includes 24,704 shares pursuant to vested options exercisable within 60 days of the Record Date. Also includes 1,042 shares held in the Grantor Trust as to which Mr. Sathre has shared voting power with the other Directors.
(7) Includes 24,704 shares pursuant to vested options exercisable within 60 days of the Record Date and 2,250 shares held by Mr. Thompson's spouse. Also includes 7,813 shares held in the Grantor Trust as to which Mr. Thompson has shared voting power with the other Directors.
(8) These shares are held in a suspense account for future allocation among participating employees as the loan used to purchase the shares is repaid. The ESOP trustees, currently Directors Smith, Sathre, Fankhanel and Sharp, vote all allocated shares in accordance with instructions of the participants. Unallocated shares and shares for which no instructions have been received are voted by the ESOP trustees in the same ratio as participants direct the voting of allocated shares or, in the absence of such direction, the Company's Board of Directors shall direct the voting of such stock, or in the absence of such direction from the Company's Board of Directors, the trustees shall direct the voting of such stock in their discretion. As of the Record Date, 88,099 shares had been allocated, and 62,100 were unallocated.
(9) These shares are held in a trust account for future issuance to option holders upon their exercise of stock options for Company Common Stock under the First Federal Bancorporation Stock Option and Incentive Plan (the "Option Plan"). The trustees for this trust are the same as the ESOP trustees. The shares held in the Option Plan trust are voted in the same way that unallocated ESOP shares are voted.
(10) Includes 99,840 shares held by the First Federal Banking & Savings, FSB Grantor Trust (the "Grantor Trust"), the beneficiaries of which are certain directors and executive officers. The beneficiaries have neither voting nor dispositive power with respect to these shares. Includes 263,813 shares pursuant to vested options exercisable within 60 days of the Record Date and held by the individuals included in the group. Does not include the unallocated shares held by the ESOP trust or the shares held by the Option Plan Trust. For more information, see the footnotes above.

--------------------------------------------------------------------------------
                       PROPOSAL I -- ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

GENERAL

         The Company's Board of Directors consists of six members. The Company's Articles of Incorporation require that directors be divided into three classes, as nearly equal in number as possible, with approximately one-third of the directors elected each year. At the Annual Meeting, two directors will be elected for a term expiring in 2003. The Board of Directors has nominated Ralph
T. Smith and William R. Belford to serve as directors for a three-year period. Both nominees are currently members of the Board. Under Minnesota law and the Company's

Articles of Incorporation, directors are elected by a majority of the votes cast at a meeting at which a quorum is present.

     It is intended that the persons named in the proxies solicited by the Board of Directors will vote for the election of the named nominees. If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend or the size of the Board may be reduced to eliminate the vacancy. At this time, the Board knows of no reason why either nominee might be unavailable to serve.

     The following table sets forth, for each nominee for director and continuing director of the Company, his age, the year he first became a director of the Bank, which is the Company's principal operating subsidiary, and the expiration of his term as a director. All such persons were appointed as directors in 1994 in connection with the incorporation and organization of the Company. Each director of the Company also is a member of the Board of Directors of the Bank.

                                                                   YEAR FIRST
                                              AGE AT                 ELECTED                CURRENT
                                           SEPTEMBER 30,           AS DIRECTOR               TERM
          NAME                                 2000                OF THE BANK             TO EXPIRE
          ----                               --------              -----------             ---------

                   BOARD NOMINEES FOR TERMS TO EXPIRE IN 2004

         Ralph T. Smith                         66                    1966                    2001
         William R. Belford                     52                    1987                    2001

                         DIRECTORS CONTINUING IN OFFICE

         Martin R. Sathre                       75                    1962                    2002
         Dean J. Thompson                       44                    1994                    2002
         Walter R. Fankhanel                    63                    1975                    2003
         James R. Sharp                         65                    1980                    2003

     Set forth below is information concerning the Company's directors for at least the past five years, unless otherwise stated.

     RALPH T. SMITH is a life long resident of Bemidji and has been associated with Smith Law Firm P.A. of Bemidji for over 40 years. He has been a Director of First Federal since 1966 and the Chair of its Board of Directors since 1987.

     WILLIAM R. BELFORD has been President and Chief Executive Officer of the Bank since 1987. Mr. Belford has served as chairman of the Board of Directors and as Campaign Chairman of the United Way of Bemidji, as President and board member for the Joint Economic Development Commission, as Chairman and Secretary of the Savings League of Minnesota, on the Board of Directors of the Chamber of Commerce, as Treasurer and on the Board of the Visitors and Convention Bureau. Most recently, he is also serving on the Board of Directors of the Minnesota League of Savings and Community Bankers.

     MARTIN R. SATHRE is a retired Abstracter and Title Insurance Agent for Sathre Abstracters Incorporated of Bemidji, Minnesota. Mr. Sathre is Secretary of Bemidji Development Corporation, a non-profit corporation that owns and operates a local industrial park, and was past President of the Rotary Club of Bemidji.


     DEAN J. THOMPSON is an owner of Ken K. Thompson Jewelry, a retail jeweler located in Bemidji, Minnesota. Mr. Thompson was previously on the Board of Directors of the Bemidji Area Chamber of Commerce, former Chairman of the Downtown Bemidji Business and Professional Association, and is a member of the Bemidji Jaycees, Headwaters Chapter/Ducks Unlimited, Bemidji Elks Lodge #1052, the Bemidji State University President's Club and the Bemidji Downtown Development Authority.

     WALTER R. FANKHANEL has served as General Manager of Dave Walters, Inc., a dealer of manufactured housing and also a developer of multi-family housing and has been since 1957.

     JAMES R. SHARP retired in 1993 after 34 years as a High School Teacher, Counselor and Administrator in Bemidji, Minnesota. Mr. Sharp has served as
President of the Headwaters Shrine Club, is a member of the Bemidji Town & Country Club, the AAD Temple Shrine, the Scottish Rite, the Masonic Lodge and the American Legion Club.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

     The following table sets forth information regarding the executive officers of the Company who do not serve on the Board of Directors.

                                AGE AT
                             SEPTEMBER 30,
NAME                              2000          TITLE
----                         -------------      -----

Dennis M. Vorgert                  53           Treasurer
Karen Jacobson                     58           Secretary
Warren Meissner                    50           Vice President
Mike Sherwood                      46           Vice President


     The principal occupation of each executive officer of the Company for the last five years, unless otherwise stated, is set forth below.

     DENNIS M. VORGERT has served as Treasurer of the Company since its incorporation in 1994 and of the Bank since 1978. He is a member of the Bemidji Curling Club, the Bemidji Rotary Club, the Knights of Columbus, as well as Past member of Church Council.

     KAREN   JACOBSON  has  served  as  Secretary  of  the  Company   since  its
incorporation in 1994, and of the Bank since 1990. Ms. Jacobson is Treasurer of the local American Heart Association.

     WARREN MEISSNER is Vice President/Consumer Banking Division of the Bank. Mr. Meissner is President of the Bemidji Youth Baseball, and a member of the Bemidji Sunrise Rotary, Bemidji Youth Council, American Heritage River Committee, Beltrami County Historical Society, Downtown Development Authority and DDA liaison with the Bemidji Area Arts Council.

     MIKE SHERWOOD is Vice President/Real Estate Division of the Bank. Mr. Sherwood is a member of the Headwaters Builders Association, Bemidji Board of Realtors and Girls Softball League.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors of the Company holds regular monthly meetings and holds special meetings as needed. During the year ended September 30, 2000, the Board met 12 times. No director attended fewer than 75% in the aggregate of the total number of Board meetings held while he was a member during the year ended September 30, 2000 and the total number of meetings held by committees on which he served during such fiscal year. The Board of Directors has standing Audit, Loan and Investment Committees. The full Board of Directors serves as the Compensation Committee.

     The Audit Committee consists of Directors Smith (Chairman), Sathre and Thompson. The members of the Audit Committee are "independent," as "independent" is defined in Rule 4200(a)(15) of the National Association of Securities Dealers listing standards. The Audit Committee met three times during fiscal year 2000 to examine and approve the independent audit report prepared by the independent auditors, to review and recommend the independent auditors to be engaged by the Company and to review the internal audit function and internal audit controls. The Company's Board of Directors has adopted a written charter for the Audit Committee. A copy of the Audit Committee's charter is attached to this Proxy Statement as Exhibit A.

     The Company does not have a standing Nominating Committee. Under the Company's current Bylaws, the full Board acts as a Nominating Committee for selecting the management nominees for election as directors. The Nominating Committee met one time during fiscal 2000.

EXECUTIVE COMPENSATION

     The following table sets forth cash and noncash compensation for the fiscal year ended September 30, 2000 awarded to or earned by the Company's Chief Executive Officer for services rendered in all capacities to the Company and its subsidiaries during fiscal 2000.

                                                                                                   ALL OTHER
NAME AND PRINCIPAL POSITION            YEAR            SALARY                BONUS             COMPENSATION (1)
---------------------------            ----            ------                -----             ----------------

William R. Belford                     2000           $  205,061           $ 51,281                $  17,967
Chief Executive Officer                1999              122,750             30,681                   20,179
                                       1998              118,000             35,601                   18,581

___________
(1) For 2000, includes a car allowance of $911, life insurance policy payments of $934, a profit sharing contribution of $7,422, and a supplemental executive retirement plan payment of $9,600 for 1999, includes a car allowance of $1,036, life insurance policy payments of $1,009, a profit sharing contribution of $8,535, and a supplemental executive retirement plan payment of $9,600; for 1998, includes a car allowance of $776, life insurance policy payments of $895, a profit sharing contribution of $7,310, and a supplemental executive retirement plan payment of $9,600.

     Employment Agreements. The Company and the Bank, effective April 3, 1995, entered into separate employment agreements (the "Employment Agreements") with Mr. William R. Belford (the "Executive"), President and Chief Executive Officer of the Bank and of the Company. In such capacities, the Executive is responsible for overseeing all operations of the Bank and the Company, and for implementing the policies adopted by the Boards of Directors. Such Boards believe that the Employment Agreements assure fair treatment of the Executive in relation to his career with the Company and the Bank by assuring him of some financial security.

     The Employment Agreements provide for a term of three years, with an annual base salary of $124,000 from the Bank, and with the Company guaranteeing the Bank's obligations. On each anniversary date from the date of commencement of the Employment Agreements, the Executive's term of employment will be extended for an additional one-year period beyond the then effective expiration date, upon a determination by the Boards of Directors that the performance of the Executive has met the required performance standards and that such Employment Agreements should be extended. The Employment Agreements provide the Executive with a salary review by the Boards of Directors not less often than annually, as well as with inclusion in any discretionary bonus plans, retirement and medical plans, customary fringe benefits and vacation and sick leave. The Employment Agreements will terminate upon the Executive's death and may terminate due to the Executive's disability. The Employment Agreements are also terminable for "just cause" as defined in the Employment Agreements. In the event of termination for just cause, no severance benefits are available. If the Company or the Bank terminates the Executive without just cause, the Executive will be entitled to a continuation of his salary and benefits from the date of termination through the remaining term of the Employment Agreements, plus an additional 12-month period. Severance benefits payable to the Executive will be paid in a lump sum, or in installments, as he elects. If either Employment Agreement is terminated due to the Executive's "disability" (as defined in the Employment Agreements), the Executive will not be entitled to a continuation of his salary and benefits. In the event of the Executive's death during the term of either Employment Agreement, his estate will be entitled to receive the Executive's salary through the last day of the calendar month in which his death occurred. The Executive is able to voluntarily terminate his employment by providing 60 days' written notice to the Boards of Directors of the Bank and the Company, in which case the Executive is entitled to receive only his compensation, vested rights and benefits up to the date of termination.

         The Employment Agreements contain provisions stating that in the event of the Executive's involuntary termination of employment in connection with, or within one year after, any change in control of the Bank or the Company, other than for "just cause," the Executive will be paid within 10 days of such termination an amount equal to the difference between (i) 2.99 times his "base amount," as defined in Section 280G(b)(3) of the Internal Revenue Code of 1986, as amended (the "Code"), and (ii) the sum of any other parachute payments, as defined under Section 280G(b)(2) of the Code, that the Executive receives on account of the change in control (including but not limited to parachute payments the Employee receives pursuant to his employment agreement with the Company). "Control" generally refers to the acquisition, by any person or entity, of the ownership or power to vote more than 25% of the Bank's or Company's voting stock, the control of the election of a majority of the Bank's or the Company's directors, or the exercise of a controlling influence over the management or policies of the Bank or the Company. In addition, under the Employment Agreements, a change in control occurs when, during any consecutive two-year period, directors of the Company or the Bank at the beginning of such period cease to constitute two-thirds of the Board of Directors of the Company or the Bank, unless the election of replacement directors was approved by a two-thirds vote of the initial directors then in office. The Employment Agreement with the Bank provides that within five business days of a change in control, the Bank shall fund, or cause to be funded, a trust in the amount of
2.99 times the Executive's base amount, that will be used to pay the Executive amounts owed to him upon termination, other than for just cause, within one year of the change in control. The amount to be paid to the Executive from this trust upon his termination is determined according to the procedures outlined in the Employment Agreement with the Bank, and any money not paid to the Executive is returned to the Bank. The Employment Agreement also provides for a similar lump sum payment to be made in the event of the Executive's voluntary termination of employment within one year following a change in control, upon the occurrence, or within 90 days thereafter, of certain specified events following the change in control, which have not been consented to in writing by the Executive, including (i) the requirement that the Executive move his personal residence or perform his principal executive functions more than 35 miles from the Bank's current primary office, (ii) a material reduction in the Executive's base compensation as in effect on the date of the change in control, (iii) the failure of the Company or the Bank to maintain existing or substantially similar employee benefit plans, including material vacation, fringe benefits, stock option and retirement plans, (iv) the assignment to the Executive of duties and responsibilities which are materially different from those normally associated with his position with the Bank, (v) a material reduction in the Executive's authority and responsibility, and (vi) the failure to re-elect the Executive to the Company's or the Bank's Board of Directors. The aggregate payments that would be made to Mr. Belford, assuming his termination of employment under the foregoing circumstances and based on Mr. Belford's salary through the year ended September 30, 2000, would have been approximately $467,528. In the event that the Executive prevails over the Company or the Bank in a legal dispute as to the Employment Agreements, he will be reimbursed for his legal and other expenses.

AGGREGATED  OPTION  EXERCISES  IN LAST  FISCAL YEAR AND FISCAL  YEAR-END  OPTION
VALUES

         The following table sets forth the 2000 fiscal year-end value of unexercised in-the-money options held by the Company's Chief Executive Officer. Options for 45,000 shares with an exercise price of $8.58 were granted to Mr. Belford during fiscal 1999. These options were not "in-the-money" at September 30, 2000. No options were exercised in fiscal 2000.

                                                                     VALUE OF SECURITIES
                                   NUMBER OF SECURITIES             UNDERLYING UNEXERCISED
                                 UNDERLYING UNEXERCISED              IN-THE-MONEY OPTIONS
                             OPTIONS AT FISCAL YEAR-END(1)          AT FISCAL YEAR-END (1)
                             -----------------------------        ---------------------------
NAME                         EXERCISABLE     UNEXERCISABLE        EXERCISABLE   UNEXERCISABLE
----                         -----------     -------------        -----------   -------------

William R. Belford           93,516.75            --               $156,173         $  --

__________
(1) Consists of options granted under the Option Plan. Option grant included in the above table was effective as of October 17, 1995, upon stockholder approval of the Option Plan. Exercise price is the market price of the Common Stock of $6.08 per share as of the date of the grant. At September 30, 2000, the fair market value of the Common Stock was $7.75 per share based on the market price of the Common Stock on that date.


DIRECTOR COMPENSATION

         The Company's directors receive fees of $1,000 per monthly meeting attended. This fee includes any Executive Committee meetings. During fiscal 2000, the Company's directors' fees totaled $72,000.

         Director Retirement Plan. The Bank's Board of Directors has adopted the First Federal Banking & Savings, FSB Retirement Plan for Non-Employee Directors (the "Directors' Plan"), effective October 1, 1993, for its directors (i) who are members of the Bank's Board of Directors on or after October 1, 1993, and
(ii) who are not employees on the date of being both nominated and elected (or re-elected) to the Board. A participant in the Directors' Plan will receive, on each of the three annual anniversary dates of his retirement, an amount equal to one-third of the product of his "Benefit Percentage," times his "Vested Percentage," times $6,000. A participant's "Benefit Percentage" is based on his overall years of service on the Board of Directors of the Bank, and increases in increments of 33-1/3% from 0% for less than six years of service, to 33-1/3% for six to eleven years of service, to 66-2/3% for twelve to seventeen years of service, to 100% for eighteen or more years of service. A participant's "Vested Percentage" equals 33-1/3% if the participant serves on the Board as a non-employee director for one or fewer years of service after the effective date of the Directors' Plan, increases to 66-2/3% if the participant completes two years of service following the plan's effective date, and becomes 100% if the participant completes three or more years of service following the plan's effective date. However, in the event a participant terminates service on the Board at or after his attainment of age 70, or due to "disability", or in the event of a "change in control" (as such terms are defined in the Directors'
Plan), the participant's Vested Percentage becomes 100% regardless of his years of service. A participant's "Vested Percentage" will also accelerate to 100% upon such participant's termination of service on the Board due to his death. This provision may have the effect of deferring a hostile change in control by increasing the costs of acquiring control. If a participant dies before collecting any retirement benefits, his surviving beneficiary (or, if no surviving beneficiary, the participant's estate) will receive a lump sum payment having a present value equal to 100% of the benefits that would have been paid to the participant under the Directors' Plan if the participant had (i) terminated service on the Board on the date of his death, (ii) survived to collect the full benefits payable for retirement or disability, and (iii) a Vested Percentage equal to 100%. In the event that a participant dies after beginning to receive retirement benefits, the Bank shall pay to the participant's surviving beneficiary (or, if none, to the participant's estate) a lump sum payment having a present value equal to 100% of the aggregate remaining payments that the participant would have received had he survived to collect all retirement benefits payable under the Directors' Plan. Trust assets will be subject to the claims of the Bank's general creditors.

TRANSACTIONS WITH MANAGEMENT

         The Bank offers loans to its directors, officers, and employees. These loans currently are made in the ordinary course of business with the same collateral, interest rates and underwriting criteria as those of comparable transactions prevailing at the time and to not involve more than the normal risk of collectibility or present other unfavorable features. Under current law, the Bank's loans to directors and executive officers are required to be made on substantially the same terms, including interest rates, as those prevailing for comparable transactions and must not involve more than the normal risk of repayment or present other unfavorable features. Furthermore, loans above the greater of $25,000 or 5% of the Bank's capital and surplus (i.e., up to $564,764) to such persons must be approved in advance by a disinterested majority of the Board of Directors. At September 30, 2000, the Bank's loans to directors and executive officers totaled $1,339,536, or 11.86%, of the Bank's retained earnings at that date.


--------------------------------------------------------------------------------
             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

         Pursuant to regulations promulgated under the Exchange Act, the Company's officers and directors and all persons who own more than ten percent of the Common Stock ("Reporting Persons") are required to file reports detailing their ownership and changes of ownership in the Common Stock and to furnish the Company with copies of all such ownership reports that are filed. Based solely on the Company's review of the copies of such ownership reports which it has received in the past fiscal year or with respect to the past fiscal year, or written representations that no annual report of changes in beneficial ownership were required, the Company believes that during fiscal year 2000 and prior fiscal years all Reporting Persons have complied with these reporting requirements.

--------------------------------------------------------------------------------
                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

         McGladrey & Pullen LLP, was the Company's independent certified public accounting firm for the 2000 fiscal year. McGladrey & Pullen LLP have been retained by the Board of Directors to be the Company's auditors for the 2001 fiscal year. McGladrey & Pullen LLP are expected to be present at the Annual Meeting and will be available to answer any questions that stockholders may have.


--------------------------------------------------------------------------------
                          REPORT OF THE AUDIT COMMITTEE
--------------------------------------------------------------------------------

The Audit Committee of First Federal Bancorporation adopted a formal written charter in June 2000 which is included herein as Exhibit A. The Committee reports that it has completed the following tasks:

          o Reviewed and discussed the Company's audited financial statements for the year ended September 30, 2000 with management.

          o Discussed with the auditors, McGladrey & Pullen, LLP, the matters required to be discussed by SAS No. 61 "Communication with Audit Committee".

          o Received from McGladrey & Pullen, LLP disclosures and a letter regarding the firm's independence as required by Independent
               Standards Board No. 1 and discussed with the auditor the auditor's independence.

Based on the above, we recommended to the Board of Directors that the financial statements for the year ended September 30, 2000 be included in the Annual Report on Form 10-KSB of First Federal Bancorporation.

Committee members: Martin R. Sathre, Ralph T. Smith and Dean J. Thompson

--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

         The Board of Directors is not aware of any business to come before the Annual Meeting other than those matters described above in this proxy statement and matters incident to the conduct of the Annual Meeting. However, if any other matters should properly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the determination of a majority of the Board of Directors.


--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------

         The  cost of  soliciting  proxies  will be borne  by the  Company.  The
Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

         The Company's 2000 Annual Report to Stockholders, including financial statements, is being mailed to all stockholders of record as of the close of business on the Record Date. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing to the Secretary of the Company. Such Annual Report is not to be treated as a part of the proxy solicitation material or as having been incorporated herein by reference.


--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

       Under the Company's Articles of Incorporation, stockholder proposals must be submitted in writing to the Secretary of the Company at the address stated in the following sentence no less than 30 days nor more than 60 days prior to the date of such meeting; provided, however, that if less than forty days' notice of the meeting is given to stockholders, such written notice shall be delivered or mailed, as prescribed, to the Secretary of the Company not later than the close of business on the tenth day following the day on which notice of the meeting was mailed to stockholders. For consideration at the Annual Meeting, a stockholder proposal must be delivered or mailed to the Company's Secretary no later than December 28, 2000. In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's main office at 214 5th Street, Bemidji, Minnesota 56601, no later than August 20, 2001. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

                                      BY ORDER OF THE BOARD OF DIRECTORS

                                      /s/ Karen Jacobson

                                      KAREN JACOBSON
                                      SECRETARY
Bemidji, Minnesota
December 18, 2000

--------------------------------------------------------------------------------
                          ANNUAL REPORT ON FORM 10-KSB
--------------------------------------------------------------------------------
       A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB OR THE FISCAL YEAR ENDED SEPTEMBER 30, 2000 AS FILED WITH THE SECURITIES EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT CHARGE TO EACH STOCKHOLDER AS OF THE RECORD DATE UPON WRITTEN REQUEST TO CORPORATE SECRETARY, FIRST FEDERAL BANCORPORATION, 214 5TH STREET, BEMIDJI, MINNESOTA 56601.
--------------------------------------------------------------------------------

                                                                      EXHIBIT A

                             AUDIT COMMITTEE CHARTER

The audit committee is a committee of the board of directors. Its primary function is to assist the board in fulfilling its oversight responsibilities by reviewing the financial information which will be provided to the shareholders and others, the systems of internal control which management and the board of directors have established, and the audit process.

In carrying out these functions, the audit committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices of the corporation are in accordance with all requirements and are of the highest quality.

In carrying out these responsibilities, the audit committee will:

          o Review and recommend to the directors the independent auditors to be selected to audit the financial statements of the corporation and its subsidiaries.
          o Meet with the independent auditors and financial management of the corporation to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof review such audit, including any comments or recommendations of the independent auditors.
          o Review with the independent auditors, the company's internal compliance personnel, and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the corporation, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable.
          o Review the internal audit function of the corporation including the independence and authority of its reporting obligations, the proposed audit plans for the coming year, and the coordination of such plans with the independent auditors.
          o Receive prior to each committee meeting, a summary of findings from completed internal audits and a progress report on the proposed internal audit plan, with explanations for any deviations from the original plan.
          o Review the financial statements contained in the annual report to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders. Any changes in accounting principles should be reviewed.
          o Provide sufficient opportunity for the personnel of the internal audit function and independent auditors to meet with the members of the audit committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the corporation's financial accounting, and auditing personnel, and the cooperation that the independent auditors received during the course of the audit.
          o Submit the minutes of all meetings of the audit committee to, or discuss the matters discussed at each committee meeting with, the board of directors.

Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

                                 REVOCABLE PROXY

--------------------------------------------------------------------------------
                          FIRST FEDERAL BANCORPORATION
                               BEMIDJI, MINNESOTA
--------------------------------------------------------------------------------


                         ANNUAL MEETING OF STOCKHOLDERS
                                JANUARY 16, 2001

       The undersigned hereby appoints Walter Fankhanel and Martin Sathre with full powers of substitution, to act as proxies for the undersigned, to vote all shares of Common Stock of First Federal Bancorporation (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders, to be held at the main office of First Federal Bank, 214 5th Street, Bemidji, Minnesota on Tuesday, January 16, 2001 at 2:30 p.m., and at any and all adjournments thereof, as follows:

                                                                        VOTE
                                                           FOR         WTHHELD
                                                           ---         -------

       1.     The election as directors of all
              nominees listed below (except as
              marked to the contrary below).               [  ]        [  ]

              Ralph T. Smith
              William R. Belford

              INSTRUCTION:  TO WITHHOLD YOUR VOTE
              FOR ANY INDIVIDUAL NOMINEE, INSERT
              THAT NOMINEE'S NAME ON THE LINE PROVIDED
              BELOW.

              _______________________________

         THE  BOARD OF  DIRECTORS  RECOMMENDS  A VOTE  "FOR"  THE  ABOVE  LISTED
NOMINEES.


--------------------------------------------------------------------------------
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSITION STATED. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN ACCORDANCE WITH THE DETERMINATION OF A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING. THIS PROXY CONFERS DISCRETIONARY AUTHORITY ON THE HOLDERS THEREOF TO VOTE WITH RESPECT TO THE ELECTION OF ANY PERSON AS DIRECTOR WHERE THE NOMINEE IS UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE AND MATTERS INCIDENT TO THE CONDUCT OF THE ANNUAL MEETING.
--------------------------------------------------------------------------------

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


         Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

         The undersigned acknowledges receipt from the Company prior to the execution of this proxy of notice of the annual meeting, a Proxy Statement dated December 18, 2000 and an Annual Report to Stockholders.

Dated:
       ---------------------------


--------------------------------------      ------------------------------------
  PRINT NAME OF STOCKHOLDER                 PRINT NAME OF STOCKHOLDER


--------------------------------------      ------------------------------------
  SIGNATURE OF STOCKHOLDER                  SIGNATURE OF STOCKHOLDER


       Please sign exactly as your name appears on the envelope in which this form of proxy was mailed. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.




       PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ACCOMPANYING POSTAGE-PREPAID ENVELOPE.